SERIES B PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

     This SERIES B PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT (this "AGREEMENT") is made and entered into as of May 20, 1999 by and between Sports Group International, Inc., a Florida corporation (the "COMPANY"), and Robert E. Petersen & Margaret M. Petersen, Trustees of the R.E. & M. Petersen Living Trust Dated 1/17/83 (the "INVESTOR").

                              W I T N E S S E T H:

     WHEREAS, the Company desires to sell to the Investor, and the Investor desires to purchase from the Company, shares of the Company's Series B Preferred Stock and a Warrant to purchase shares of the Company's common stock on the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

     1. AGREEMENT TO PURCHASE AND SELL STOCK. The Company agrees to sell to the Investor at the Closing, and the Investor agrees to purchase from the Company at the Closing, (i) 650,000 shares of Series B Preferred Stock ("PURCHASED SHARES") at a price of $10.00 per share and (ii) a warrant to purchase 1,000,000 shares of the Company's common stock (the "WARRANT SHARES") in substantially the form of EXHIBIT A attached hereto (the "WARRANT"). The shares of Company Common Stock issuable upon the conversion of the Purchased Shares will be hereinafter referred to as the "CONVERSION SHARES."

     2. CLOSING. The purchase and sale of the Purchased Shares and the Warrant will take place at the offices of Naumann & Levine, LLP, 401 West "A" Street, Suite 1850, San Diego, CA 92101, at 10:00 a.m. Pacific Time, on May 20, 1999, or at such other time and place on which the Company and the Investor mutually agree (which time and place are referred to in this Agreement as the "CLOSING"). The Closing shall be concurrent with the closing of the contemplated acquisition by the Company of all of the outstanding stock of Selman Systems, Inc., a Texas Corporation (hereinafter "Selman"). At the Closing, the Company will deliver to the Investor a certificate representing the Purchased Shares and the Warrant, against delivery to the Company by wire transfer of same day funds in the amount of $6,500,000.00.

     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as disclosed in the Disclosure Schedule dated as of the date of this Agreement and delivered to the Investor concurrently herewith (by specific reference to the section hereof pursuant to which the disclosure is being made), the Company hereby represents and warrants to the Investor that the statements in the following paragraphs of this Section 3 are true and correct:

          3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted and to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. The Company has furnished to counsel to the Investor true and complete copies of its Amended and Restated Articles of Incorporation (the "Restated Articles") and Bylaws, each as amended to date and presently in effect. The Company is duly qualified, licensed or domesticated as a foreign corporation in good standing in each jurisdiction where the nature of its activities or of its owned or leased properties makes such qualification, licensing or domestication necessary.

          3.2 SUBSIDIARIES. Surf City Acquisition Corporation II, an Arizona corporation ("Surf City"), is a wholly owned subsidiary of the Company, and the Company owns all of the outstanding capital stock of Surf City free from any liens or encumbrances other than the pledge in favor of Kevin Blackwell contemplated by the Restated Articles. The Company has entered into an agreement to purchase all of the outstanding capital stock of Selman for six million, five hundred thousand dollars ($6,500,000) in cash. Such agreement has been duly executed and delivered by Ziad S. Dalal (hereinafter "Dalal"), and constitutes a

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valid and legally  binding  obligation of Dalal,  enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. Upon the closing of the Selman transaction, Selman will become a wholly-owned subsidiary of the Company, and the Company will own all of the outstanding capital stock of Selman free from any liens or encumbrances, except as otherwise disclosed on the Balance Sheet attached to the Selman Purchase Agreement. Except for Surf City and Selman, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity. The Company entered into a merger agreement with Sports Group International, Inc., a
Delaware   corporation  on  March  15,  1999.  The  Investor   understands   and
acknowledges that the merger contemplated by the merger agreement has not been consummated. Following its execution, it was determined that it could not be effectuated as contemplated and thus the merger agreement will be terminated.

          3.3 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and shareholders, necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the issuance and delivery of the Purchased Shares, the Warrant, the Warrant Shares and the Conversion Shares has been taken or will be taken prior to the Closing, and this Agreement has been duly executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

          3.4 VALID ISSUANCE OF STOCK.

               (a) The Purchased Shares and Warrant Shares have been reserved for issuance and, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration provided for herein or upon exercise of the Warrant in accordance with the terms thereof, will be duly and validly issued, fully paid and nonassessable and will be free of any liens. The Conversion Shares have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Restated Articles, will be duly and validly issued, fully paid and nonassessable and will be free of any liens.

               (b) Based in part on the representations  made by the Investor in
Section 4 hereof, the Purchased Shares, the Warrant Shares, when issued in accordance with the terms of the Warrant, and (assuming no change in applicable law and no unlawful distribution of Purchased Shares by the Investor or other parties) the Conversion Shares, when issued in accordance with the terms of the Restated Articles, will be issued in full compliance with the registration and prospectus delivery requirements of the U.S. Securities Act of 1933, as amended (the "1933 ACT"), and the registration and qualification requirements of the securities laws of the State of California (PROVIDED THAT, with respect to the Conversion Shares and the Warrant Shares, no commission or other remuneration is paid or given, directly or indirectly, for soliciting the issuance of Conversion Shares upon the conversion of the Purchased Shares or exercise of the Warrant Shares, as the case may be, and no additional consideration is paid for the Conversion Shares other than surrender of the applicable Purchased Shares or Warrant Shares upon conversion thereof in accordance with the Restated Articles).

          3.5   CAPITALIZATION.   Immediately   prior   to  the   Closing,   the
capitalization of the Company will consist of the following:

               (a) PREFERRED STOCK. A total of 2,000,000 authorized shares of preferred stock, $.001 par value per share (the "PREFERRED STOCK"), consisting of 575,000 shares designated as Series A Preferred Stock, 525,000 of which have been validly issued and are outstanding and 50,000 of which have been reserved for issuance upon exercise of an outstanding warrant (the "SERIES A WARRANT"), and 650,000 shares designated as Series B Preferred Stock, none of which are issued and outstanding. The rights, preferences and privileges of the Series A Preferred Stock and Series B Preferred Stock will be as stated in the Restated Articles and as provided by law.

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
               (b) COMMON STOCK. A total of 100,000,000 authorized shares of common stock, no par value per share (the "COMMON STOCK"), of which 6,300,000 shares are issued and outstanding. Said number of shares assumes the merger contemplated between the Company and Sports Group International, a Delaware corporation will not be effectuated and the merger agreement will be terminated.

               (c) OPTIONS, WARRANTS, RESERVED SHARES. Except for: (i) the conversion privileges of the Series A Preferred Stock; (ii) the conversion privileges of the Series B Preferred Stock; (iii) the Warrant; (iv) the Series A Warrant; and (v) the Options granted to Kevin Blackwell in his Employment Agreement with the Company, there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock or any securities convertible into or ultimately exchangeable or exercisable for any shares of the Company's capital stock. Apart from the exceptions noted in this Section 3.5(c), no shares of the Company's outstanding capital stock, or other stock issuable by the Company, are subject to any rights of first refusal or other rights to purchase such stock (whether in favor of the Company or any other person or entity) pursuant to any agreement or commitment of the Company.

          3.6 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for the filing pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the regulations thereunder, which filing will be effected by the Company in a timely manner in accordance with such section.

          3.7  INDEBTEDNESS.  The Company has no Indebtedness for Borrowed Money
(as  hereinafter   defined)  except  as  disclosed  on  the  Balance  Sheet  (as hereinafter defined).

          3.8 FINANCIAL STATEMENTS. Attached at Section 3.8 of the Disclosure Schedule are (a) the Company's unaudited balance sheet (the "Balance Sheet") as of December 31, 1998 (the "Balance Sheet Date") and the unaudited statements of income, changes in financial condition, and shareholders' equity for the year then ended. These financial statements (i) are in accordance with the books and records of the Company, (ii) present fairly the financial condition of the Company at the Balance Sheet Date and other dates therein specified and the results of its operations for the periods therein specified, and (iii) have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior accounting periods.

          3.9 ABSENCE OF UNDISCLOSED LIABILITIES. Except as disclosed on Section
3.9 of the Disclosure Schedule, the Company has no material obligation or liability (whether accrued, absolute, contingent, liquidated or otherwise, whether due or to become due, whether or not known to the Company) except (a) to the extent set forth on or reserved against in the Balance Sheet and (b) current liabilities incurred, and obligations under agreements entered into, in the usual and ordinary course of business since the Balance Sheet Date that (individually or in the aggregate) do not materially and adversely affect the business, properties, finances or prospects of the Company.

          3.10 TAX RETURNS AND AUDITS. All required federal, state and local tax returns of the Company and its subsidiaries have been accurately prepared and duly and timely filed, or are in the process of being prepared and filed and all federal, state and local taxes required to be paid with respect to the periods covered by such returns have been paid. Neither the Company nor any of its subsidiaries is or has been delinquent in the payment of any tax, assessment or governmental charge. Neither the Company nor any of its subsidiaries has ever had any tax deficiency proposed or assessed against it and neither the Company nor any of its subsidiaries has executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge.

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None of the Company's and none of its  subsidiaries'  federal income tax returns nor any state income or franchise tax returns has ever been audited by governmental authorities. The reserves for taxes, assessments and governmental charges reflected on the Balance Sheet are and will be sufficient for the payment of all unpaid taxes and governmental charges payable by the Company with respect to the period ended on the Balance Sheet Date. Since the Balance Sheet Date, the Company has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to its business, properties and operations for such period. The Company and each of its subsidiaries has withheld or collected from each payment made to each of its employees, the amount of all taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositaries.

          3.11 EMPLOYMENT BENEFIT PLANS-ERISA. Neither the Company nor any of its subsidiaries maintains or makes contributions to any pension, profit sharing or other employee retirement benefit plan. Neither the Company nor any of its subsidiaries has any material liability with respect to any such plan (including, without limitation, any unfunded past service or other liability or any accumulated funding deficiency) or any material liability to the Pension Benefit Guaranty Corporation or under Title IV of the Employee Retirement Income Security Act of 1974, as amended, with respect to a multi-employer pension benefit plan, nor would the Company or any of its subsidiaries have any such liability if any such plan were terminated or if the Company or any of its subsidiaries withdrew, in whole or in part, from any multi-employer plan.

          3.12 INSURANCE COVERAGE. There is in full force and effect one or more policies of insurance issued by insurers of recognized responsibility, insuring the Company and its properties and business against such losses and risks, and in such amounts, as are customary in the case of corporations of established reputation engaged in the same or similar business and similarly situated. The Company has not been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it will be unable to renew its existing insurance coverage upon terms at least as favorable as those presently in effect, other than possible increases in premiums that do not result from any act or omission of the Company.

          3.13 LITIGATION. Except as set forth on Section 3.13 of the Disclosure Schedule, there is no action, suit, proceeding, government inquiry or investigation pending or currently threatened against the Company or any of its subsidiaries that questions the validity of this Agreement or the right of the Company to enter into it, or to consummate the transactions contemplated hereby, or that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

          3.14 INTELLECTUAL PROPERTY. To the best of the Company's knowledge, the business conducted or proposed by the Company and its subsidiaries does not and will not cause the Company to infringe or violate any of the patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets or other intellectual property rights of any other person or entity and the Company has not received any communications alleging such infringement or violation.

          3.15 COMPLIANCE WITH OTHER INSTRUMENTS. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any violation or be in conflict with or constitute, with or without the passage of time and giving of notice, a default under the Restated Articles or the Bylaws or any mortgage, instrument, judgment, order, writ, decree or contract to which the Company is party or by which it is bound.

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
          3.16 AFFILIATE TRANSACTIONS. Except as set forth at Section 3.16 of the Disclosure Schedule, there are no agreements, understandings or proposed transactions between the Company and any of its shareholders, officers, directors, affiliates or any affiliate or associates thereof (as such terms are defined in the rules and regulations under the Securities Act of 1933, as amended).

          3.17 REGISTRATION RIGHTS. Except as set forth at Section 3.17 of the Disclosure Schedule, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

     4. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. The Investor hereby represents and warrants to the Company that the statements in the following paragraphs of this Section 4 are true and correct:

          4.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Investor has all requisite power and authority to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement.

          4.2 AUTHORIZATION. All action on the part of the Investor necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Investor hereunder has been taken or will be taken prior to the Closing, and this Agreement has been duly executed and delivered by the Investor and constitutes a valid and legally binding obligation of the Investor, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

          4.3 PURCHASE FOR OWN ACCOUNT. The Purchased Shares and the Warrant to be purchased by the Investor hereunder will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the 1933 Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor also represents that it has not been formed for the specific purpose of acquiring Purchased Shares and the Warrant.

          4.4 ACCREDITED THE INVESTOR STATUS. The Investor is an "accredited investor" within the meaning of Regulation D promulgated under the 1933 Act.

          4.5 RESTRICTED SECURITIES. The Investor understands that the Purchased Shares or the Investor Stock are characterized as "restricted securities" under the 1933 Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the 1933 Act and applicable regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144 of the U.S. Securities and Exchange Commission, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act. The Investor understands that the Company is under no obligation to register any of the securities sold hereunder except as provided in Section 7 hereof.

          4.6 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Purchased Shares, the Conversion Shares or the Warrant Shares unless and until:

               (a) there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

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               (b) (i) the  Investor  shall  have  notified  the  Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) the Investor shall have furnished the Company at the Investor's expense of an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such securities under the 1933 Act.

     Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be required: (i) for any transfer of any Purchased Shares, Warrant Shares or Conversion Shares in compliance with SEC Rule 144, or (ii) for any transfer of Purchased Shares, Warrant Shares or Conversion Shares or the Investor Stock by gift, will or intestate succession to the spouse or lineal descendants or ancestors of Robert
E. Petersen or Margaret M. Petersen or any trust for any of the foregoing; PROVIDED that in each of the foregoing cases the transferee agrees in writing to be subject to the terms of this Section 4 to the same extent as if the transferee were an original party hereunder.

          4.7 LEGENDS. It is understood that the certificates evidencing the Purchased Shares, the Conversion Shares and the Warrant Shares will bear the legends set forth below:

               (a) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

               (b) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 if the California Corporations Code or any other state securities laws, including, with respect to the Purchased Shares, a legend substantially in the form of the following:

     THE SHARES EVIDENCED BY THIS CERTIFICATE ARE CONVERTIBLE INTO SHARES OF COMMON STOCK OF THE COMPANY AT THE OPTION OF THE HOLDER AT ANY TIME PRIOR TO AUTOMATIC CONVERSION THEREOF. A COPY OF SUCH ARTICLES OF INCORPORATION MAY BE OBTAINED, WITHOUT CHARGE, AT THE COMPANY'S PRINCIPAL OFFICE.

     5. CONDITIONS TO THE INVESTORS' OBLIGATIONS AT CLOSING. The obligations of the Investor under Section 2 of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

          5.1 REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of the Company contained in Section 3 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

          5.2 RESTATED ARTICLES EFFECTIVE. The Restated Articles shall have been duly adopted by the Company by all necessary corporate action of its Board of Directors and shareholders and duly filed with and accepted by the Secretary of the State of Florida.

          5.3 CERTIFICATES AND DOCUMENTS. The Company shall have delivered to counsel to the Investor:

               (a) The Restated Articles of Incorporation of the Company, as amended and in effect prior to the Closing Date, to be certified by the Secretary of State of Florida;

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               (b) Certificates,  as of the most recent practicable dates, as to the corporate good standing of the Company issued by the Secretary of State of Florida;

               (c) Bylaws of the Company, certified by its Secretary or Assistant Secretary as of the Closing Date; and

               (d) Resolutions of the Board of Directors of the Company, authorizing and approving all matters in connection with this Agreement and the transactions contemplated hereby and reserving appropriate numbers of shares of capital stock, certified by the Secretary or Assistant Secretary of the Company as of the Closing Date.

          5.4  SHARES  TENDERED.   The  Company  shall  have  tendered  executed
certificates for the Purchased Shares.

          5.5 WARRANT. The Company shall have executed and delivered to the Investor the Warrant.

          5.6 SELMAN TRANSACTION. All conditions to the purchase by the Company of the outstanding shares of capital stock of Selman (other than the payment of the purchase price) shall have been satisfied and Dalal shall have tendered certificates endorsed in favor of the Company representing all of the outstanding capital stock of Selman.

          5.7 SECURITIES EXEMPTIONS. The offer and sale of the Purchased Shares and the Warrant to the Investor pursuant to this Agreement shall be exempt from the registration requirements of the 1933 Act, the qualifications requirement of the California Corporate Securities Law of 1968 (the "LAW") and the registration and/or qualification requirements of all other applicable state securities laws.

          5.8 OPINION OF COUNSEL. The Investor shall have received an opinion of the Company's counsel, dated as of each Closing Date, in form, scope and substance reasonably satisfactory to the Investor and in substantially the same form as Exhibit "B" attached hereto.

     6. CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to the Investor under this Agreement are subject to the fulfillment or waiver on or before the Closing of each of the following conditions by the
Investor:

          6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investor contained in Section 4 shall be true and correct on the date of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          6.2 PAYMENT OF CONSIDERATION. The Investor shall have delivered to the Company by wire transfer the purchase price for the Purchased Shares and the Warrant in accordance with the provisions of Section 2.

          6.3 SECURITIES EXEMPTIONS. The offer and sale of the Purchased Shares and the Warrant to the Investor and of the Investor Stock to the Company pursuant to this Agreement shall be exempt from the registration requirements of the 1933 Act, the qualifications requirements of the Law and the registration and/or qualification requirements of all other applicable state securities laws.

     7. REGISTRATION RIGHTS.

          7.1 DEFINITIONS. For purposes of this Section 7:

               (a) REGISTRATION. The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement.

               (b) REGISTRABLE SECURITIES. The term "Registrable Securities" means: (1) all the shares of Common Stock of the Company issued or issuable upon the conversion of any shares of Series A and/or Series B Preferred Stock issued and shares of Common Stock issued or issuable upon exercise of the Warrant and
(2) any shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Series A and/or B Preferred Stock or all such shares of Common Stock described in clause (1) of this subsection (b), as such shares may be adjusted for any stock dividends, splits, reverse splits, combinations and recapitalizations occurring after the closing; excluding in all cases, however, any Registrable Securities sold to the public or sold pursuant to Rule 144.

               (c) REGISTRABLE SECURITIES THEN OUTSTANDING. The number of shares of "Registrable Securities then outstanding" shall mean the number of shares of Common Stock which are Registrable Securities and (1) are then issued and outstanding or (2) are then issuable pursuant to the exercise or conversion of then outstanding and then exercisable options, warrants or convertible securities.

               (d) HOLDER. For purposes of this Section 7, the term "Holder" means any person owning of record Registrable Securities that have not been sold to the public pursuant to Rule 144 or any assignee of record of such Registrable Securities.

               (e) SEC. The term "SEC" or "Commission" means the U.S. Securities and Exchange Commission.

          7.2 PIGGYBACK REGISTRATIONS. The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to filing any registration statement under the 1933 Act for purposes of effecting a public offering of securities of the Company (but excluding registration statements relating to any employee benefit plan or a corporate reorganization) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

               (a) UNDERWRITING. If a registration statement under which the Company gives notice under this Section 7.2 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder's Registrable Securities to be included in a registration pursuant to this Section 7.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, and second, to each of the Holders requesting inclusion of their Registrable Securities in such registration statement and each other stockholder exercising piggyback registration rights on a pro rata basis. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

               (b) EXPENSES. The Company shall bear and pay all expenses incurred in connection with any registration or qualification of Registrable
Securities pursuant to this Section 7.2 for each Holder, including all registration and qualification fees, printers and accounting fees relating thereto, and legal fees of counsel to the Company, but excluding underwriting discounts and commissions relating to the Registrable Securities and the legal fees of counsel to the Holders.

          7.3 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

               (d) If the Company has delivered preliminary or final prospectuses to the Holders and after having done so the prospectus is amended to comply with the requirements of the 1933 Act, the Company shall promptly notify the Holders and, if requested, the Holders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the Holders with revised prospectuses and, following receipt of the revised prospectuses, the Holders shall be free to resume making offers of the Registrable Shares.

               (e) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to consummate the disposition in such jurisdictions of such securities; PROVIDED that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (f) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (g) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the 1933 Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, upon the occurrence of any such event, prepare a supplement or post-effective amendment to the registration statement or related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the securities being sold thereunder, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the facts therein not misleading.

               (h) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the 1933 Act of the issuance by the SEC of (i) any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose and (ii) the receipt by the Company of any notification with respect to the suspension of the qualification of any of such Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and the Company shall make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of such a registration statement or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible time.

               (i) Cause all Registrable Securities covered by such registration statement to be listed on each securities exchange, if any, on which securities of such class are then listed.

               (j) Use its reasonable efforts to take any other steps necessary to effect the registration contemplated by Section 7.2.

          7.4 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 7 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to timely effect the registration of their Registrable Securities.

          7.5 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 7.

          7.6 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 7:

               (a) BY THE COMPANY. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the 1933 Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the l934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

                    (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which Registrable Securities are registered, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                    (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

                    (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any federal or state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 7.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

               (b) BY SELLING HOLDERS. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner or director, officer or controlling person of such other Holder may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 7.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by a Holder under this Section 7.6(b) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

               (c) NOTICE. Promptly after receipt by an indemnified party under this Section 7.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.6.

               (d) CONTRIBUTION. In order to provide for just and equitable contribution to joint liability under the 1933 Act in any case in which either
(i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section

7.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7.6 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 7.6; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Company and other selling Holders are responsible for the remaining portion; provided, however, that, in any such case, (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

               (e) SURVIVAL. The obligations of the Company and Holders under this Section 7.6 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

          7.7 "MARKET STAND-OFF" AGREEMENT. Each Holder hereby agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Registrable Securities or other shares of stock of the Company then owned by such Holder (other than to donees, partners or affiliates of the Holder who agree to be similarly bound) for up to one hundred and eighty (180) days following the effective date of a registration statement of the Company filed under the 1933 Act; provided, however, that:

               (a) such agreement shall be applicable only to the first such registration statement of the Company which covers securities to be sold on its behalf to the public in an underwritten offering but not to Registrable Securities sold pursuant to such registration statement; and

               (b) all executive officers, directors and stockholders then holding Common Stock of the Company enter into similar agreements.

In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop transfer instructions with respect to the Registrable Securities and such other shares of stock of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

          7.8 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

               (a) Make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the effective date of the first registration under the 1933 Act filed by the Company for an offering of its securities to the general public;

               (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements); and

               (c) So long as a Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the 1933 Act and the 1934 Act (at any time after it has become subject to the reporting requirements of the 1934 Act), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the 1934 Act).

          7.9 TERMINATION OF THE COMPANY'S OBLIGATIONS. The Company shall have no obligations pursuant to this Section 7 with respect to: (i) any request or requests for registration made by any Holder on a date more than five (5) years after the closing date of the Initial Public Offering; (ii) any request or requests for registration made by any Holder after an acquisition of the Company by a publicly traded, reporting company, pursuant to which such Holder receives registered securities listed for trading; or (iii) any Registrable Securities proposed to be sold by a Holder in a registration pursuant to this Section 7 if, in the opinion of counsel to the Company, all such Registrable Securities proposed to be sold by a Holder may be sold in a three-month period without registration under the 1933 Act pursuant to Rule 144.

     8. MISCELLANEOUS.

          8.1 SURVIVAL OF WARRANTIES. The representations, warranties and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

          8.2 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

          8.3 GOVERNING LAW. This Agreement shall be governed by and construed under the internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, without reference to principles of conflict of laws or choice of law.

          8.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, and/or by facsimile with original signatures to follow, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          8.5 HEADINGS. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

          8.6 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated below for such party, or at such other address as any party or the Company may designate by giving ten (10) days advance written notice to all other parties.

          To the Company:       Mr. Kevin Blackwell
                                7730 East Greenway Road, Suite 203
                                Phoenix, AZ 85260
                                Phone: (602) 443-0200
                                Facsimile: (602) 443-0579
          with a copy to:       Scott Levine, Esq.
                                Naumann & Levine, LLP
                                401 West "A" Street, Suite 1805
                                San Diego, CA 92101
                                Phone: (619) 687-0100
                                Facsimile: (619) 687-0101

          To Investor:          Robert E. Petersen
                                6420 Wilshire Boulevard, 20th Floor
                                Los Angeles, CA 90048
                                Phone: (323) 782-2148
                                Facsimile: (323) 782-2734

          with a copy to:       Robert E. Burwell, Esq.
                                Latham & Watkins
                                701 "B" Street, Suite 2100
                                San Diego, CA 92101
                                Phone: (619) 236-1234
                                Facsimile: (619) 696-7419

          8.7 NO FINDER'S FEES. Each party represents that it neither is nor will be obligated for any finder's or broker's fee or commission in connection with this transaction. The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          8.8 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any Purchased Shares and/or Conversion Shares and/or Warrant Shares and/or the Warrant at the time outstanding, each future holder of such securities, and the Company.

          8.9 EXPENSES. The Company and the Investor shall pay their own fees and expenses incurred in entering into this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          8.10 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

          8.11 ENTIRE AGREEMENT. This Agreement, together with all exhibits and schedules hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

          8.12 FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of the Investor or the Company, the Company and the Investor shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

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
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE COMPANY:                            THE INVESTOR:

Sports Group International, Inc.,       R. E. & M. Petersen Living Trust Dated
a Florida corporation                   1/17/83

By: /s/ Kevin A. Blackwell              By: /s/ Robert M. Peterson
    --------------------------------        --------------------------------
Name: Kevin A. Blackwell                Name: Robert M. Peterson
      ------------------------------          ------------------------------
Title: President and CEO                Title: Trustee
       -----------------------------           -----------------------------

   [SIGNATURE PAGE TO SERIES B PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT]

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